SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 12, 2004

FLOWSERVE CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-13179	31-0267900
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5215 North O’Connor Blvd., Suite 2300, Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 443 - 6500

Item 5.          Other Events

On March 12, 2004, Kathleen A. Giddings resigned as Vice President and Corporate Controller of Flowserve Corporation effective immediately.  Renée J. Hornbaker, Vice President and Chief Financial Officer, will also serve as Acting Corporate Controller of Flowserve Corporation and Chief Accounting Officer until a new corporate controller is appointed.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLOWSERVE CORPORATION

By:	/s/ Ronald F. Shuff
Ronald F. Shuff
Vice President, Secretary and General Counsel

Date:  March 15, 2004.